UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2018

Date of Report

(Date of earliest event reported)

FUTURE HEALTHCARE OF AMERICA

(Exact name of registrant as specified in its charter)

WYOMING	000-54917	45-5547692
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

5001 Baum Blvd., Suite 770

Pittsburgh, PA  15213

(Address of principal executive offices)

(561) 693-1422

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2018, Future Healthcare of America, a Wyoming corporation (the “Company”), filed Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Wyoming Secretary of State.  The Amended Articles designate two series of preferred stock as follows:

(i)  The Amended Articles designated 2,469.131 shares of Series A Convertible Preferred Stock (the “Series A Stock”) having a par value of $0.001 per share and a Stated Value equal to $1,000.  Holders have the option to convert their Series A Stock into the number of shares of common stock that is equal to the Stated Value divided by the Conversion Price of $0.030303 (subject to adjustment as set forth in the Amended Articles).  The Series A Stock has no voting rights.  Holders of Series A Stock are entitled to receive dividends as declared and paid on the Company’s common stock on an as-converted basis.

(ii)  The Amended Articles designated 100,000 shares of Series B Preferred Stock (the “Series B Stock”) having a par value of $0.001 per share.  Each share of Series B Stock will convert automatically into 1,000 shares of the Company’s common stock upon the filing by the Company of an amendment to its Articles of Incorporation to adjust the number of authorized shares of common stock to permit the Company to issue a sufficient number of common shares upon conversion of the Series B Stock.  Each holder of Series B Stock is entitled to cast the number of votes that is equal to the number of shares of common stock into which the shares of Series B Stock held by such holder are convertible.  Holders of Series B Stock are entitled to receive dividends as declared and paid on the Company’s common stock on an as-converted basis.

A copy of the Amended Articles is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of such document does not purport to be complete and is qualified in its entirety by reference to the exhibits hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.

Description

10.1

Amended and Restated Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE HEALTHCARE OF AMERICA,

a Wyoming corporation

Dated:  October 3, 2018

By /s/ Christopher J. Spencer

Christopher J. Spencer, President